                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



                                January 30, 1996
                       (Date of earliest event reported)



                                 PS GROUP, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                     1-7141                    95-2760133
(State or other jurisdiction   (Commission file number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

                    4370 La Jolla Village Drive, Suite 1050
                          San Diego, California  92122
             (Address of principal executive offices and zip code)



                                 (619) 642-2999
                        (Registrant's telephone number)

Item 5.    Other Events

          PS Group, Inc. (the "Company") has entered into an Agreement and Plan of Reorganization dated as of January 30, 1996, pursuant to which the Company will, if shareholder approval is obtained and certain other conditions are satisfied, undergo a holding company reorganization transaction (the "Reorganization") pursuant to which the Company will become a wholly-owned subsidiary of a newly-formed holding company which is currently a subsidiary of the Company, PS Group Holdings, Inc., a Delaware corporation ("Holdings"), and shareholders of the Company will receive shares of Holdings in exchange for their shares in the Company. The sole purpose of the Reorganization is to help preserve the Company's substantial tax benefits (in the form of net operating loss carryforwards, investment tax credit carryforwards and other tax benefits) by implementing transfer restrictions applicable to the shares of Holdings in the certificate of incorporation of Holdings that are intended to help decrease the risk of an "ownership change" for federal tax purposes which could have adverse tax consequences to the Company. The Agreement and Plan of Reorganization is incorporated herein by reference and attached hereto as
Exhibit 2.1. A copy of the press release relating to the Reorganization is incorporated herein by reference and attached hereto as Exhibit 99.1.

     In connection with the approval of the Reorganization, the Board of Directors of the Company approved an amendment to the Rights Agreement dated as of June 30, 1986, between the Company (formerly PSA, Inc.) and Chemical Bank (as successor Rights Agent to Bank of America, N.T. & S.A., the "Rights Agent") (the "Fifth Amendment"). The Fifth Amendment adds a new Section 33, which exempts the Reorganization from the operation of the Rights Agreement. An Amended and Restated Rights Agreement between the Company and Chemical Bank, cumulatively reflecting such Fifth Amendment plus the amendments previously made on December 6, 1986, September 15, 1988, September 16, 1990 and December 14, 1990, is incorporated by reference and attached hereto as Exhibit 4.1.

Item 7. (c)   Exhibits

Exhibit
Number     Description
---------  -----------

2.1        Agreement and Plan of Reorganization dated as of January 30, 1996

4.1        Amended and Restated Rights Agreement dated as of June 30, 1986

99.1       Press Release dated February 9, 1996

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PS GROUP, INC.
                                    (Registrant)

Date: February 16, 1996


                                   By:  /s/CHARLES E. RICKERSHAUSER, JR.
                                        --------------------------------
                                        Charles E. Rickershauser, Jr.,
                                        Chairman of the Board and Chief
                                        Executive Officer

                                 EXHIBIT INDEX

     The following exhibits are hereby filed as part of this Form 8-K:

Exhibit                                                      Page
Number    Description                                        Number
------    -----------                                        ------
2.1       Agreement and Plan of Reorganization dated as of
          January 30, 1996

4.1 Amended and Restated Rights Agreement dated as of June 30, 1986

99.1      Press Release dated February 9, 1996

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